CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2023	Sep. 30, 2022
Comprehensive income (net of tax):
Net income attributable to the Group	$ 163,665	$ 160,154	$ 395,917	$ 387,859
Currency translation adjustment	(38,648)	(98,966)	(33,786)	(200,964)
Gain on cash flow hedge	4,986	0	15,134	0
Total comprehensive income attributable to the Group	$ 130,003	$ 61,188	$ 377,265	$ 186,895